SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report February 19, 1997
                                       -----------------
                         (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                 1-3950                           38-0549190
                 ------                           ----------
         (Commission File Number)      (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan                            48121
 --------------------------------------                            -----
(Address of principal executive offices)                         (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

Item 5.  Other Events.
---------------------

     News release dated February 19, 1997, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                                    EXHIBITS
                                    --------

Designation                  Description                    Method of Filing
-----------                  -----------                    ----------------

Exhibit 20                News release dated              Filed with this Report
                          February 19, 1997




                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                              FORD MOTOR COMPANY
                                              ------------------------
                                              (Registrant)


Date:  February 19, 1997                      By:/s/Peter Sherry, Jr.
                                                 ---------------------
                                                 Peter Sherry, Jr.
                                                 Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------


DESIGNATION                      DESCRIPTION                       PAGE
-----------                      -----------                       ----

Exhibit 20                News release dated
                          February 19, 1997